UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2016

Talmer Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	001-36308 (Commission File Number)	61-1511150 (IRS Employer Identification No.)

2301 West Big Beaver Rd., Suite 525 Troy, Michigan (Address of principal executive offices)	48084 (Zip Code)

(248) 498-2802
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 25, 2016, Talmer Bancorp, Inc. (“Talmer”) and Chemical Financial Corporation (“Chemical”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger of Talmer with and into Chemical. The Merger Agreement has been unanimously approved by the boards of directors of Talmer and Chemical.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Talmer will be merged with and into Chemical, with Chemical as the surviving corporation (the “Merger”). After completion of the Merger, Chemical intends to consolidate Talmer Bank and Trust, Talmer’s wholly-owned subsidiary bank, with and into Chemical Bank, Chemical’s wholly-owned subsidiary bank, with Chemical Bank as the surviving institution (the “Bank Merger”).

Subject to the terms and conditions of the Merger Agreement, in the Merger, each Talmer shareholder will receive 0.4725 shares of Chemical common stock and $1.61 in cash for each share of Talmer common stock owned by the shareholder. Each stock option to purchase shares of Talmer’s common stock that remains outstanding at the effective time of the Merger will be assumed by Chemical and will be converted into a stock option with respect to Chemical’s common stock (excluding certain Talmer stock options that may be cancelled and cashed out as provided in the Merger Agreement), at the conversion rate set forth in the Merger Agreement. All restricted stock awards of Talmer that are unvested and remain outstanding at the effective time of the Merger will be converted into restricted stock awards of Chemical, on the same terms and conditions as were applicable to the Talmer restricted stock awards.

The Merger Agreement contains customary representations and warranties that the parties have made to each other as of specific dates. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the Merger, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties. The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, may be subject to a contractual standard of materiality different from what a shareholder might view as material, may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to the Merger Agreement.

The Merger Agreement contains customary covenants of Talmer and Chemical including, among others, that each party shall (i) conduct its business in the ordinary course generally consistent with past practice during the period between the date of the Merger Agreement and the effective time of the Merger or earlier termination of the Merger Agreement, (ii) prepare and file a joint proxy statement relating to its special shareholders’ meeting to approve the Merger Agreement and other matters, (iii) call and hold a special shareholders’ meeting to approve the Merger Agreement and other matters, (iv) through its board of directors, recommend that its shareholders approve the Merger Agreement and other matters (subject to certain exceptions as provided in the Merger Agreement), (v) solicit shareholder approval of the Merger Agreement and other matters (subject to certain exceptions as provided in the Merger Agreement), and (vi) obtain any necessary regulatory approvals for the Merger.

Each of Talmer and Chemical has agreed not to, subject to certain exceptions generally related to its board of directors exercise of its fiduciary duties (as set forth in the Merger Agreement), solicit or initiate, or knowingly facilitate or knowingly encourage, inquiries or proposals with respect to, engage in any discussions or negotiations concerning, or provide any confidential information relating to, any alternative business combination transactions.

The Merger Agreement contains certain termination rights for each of Talmer and Chemical. If the Merger Agreement is terminated under certain circumstances, including certain breaches of the Merger Agreement, Talmer or Chemical, as applicable, is required to reimburse the other party for its transaction-related expenses up to $3 million. If the Merger Agreement is terminated under certain circumstances, including termination of the Merger Agreement to accept an alternative business combination transaction as permitted by and subject to the terms of the Merger Agreement, Talmer or Chemical, as applicable, is required to pay the other party a termination fee of $34 million minus any previously reimbursed transaction-related expenses.

Completion of the Merger is subject to certain closing conditions, including, among others, receipt of the requisite approval by the Talmer and Chemical shareholders, receipt of required regulatory approvals, the absence of any law or order prohibiting completion of the Merger, the effectiveness of the registration statement to be filed by Chemical with respect to the shares of Chemical common stock to be issued in the Merger, and the absence of a material adverse effect (as defined in the Merger Agreement).

The Merger Agreement provides that, at the effective time of the Merger, Chemical shall cause the size of the board of directors of the surviving corporation to be twelve directors, which shall consist of the seven then-current members of the Chemical board of directors and five of the then-current members of the Talmer board of directors (two of whom shall be Gary Torgow and David Provost). The parties shall confer with regard to the other three individuals from the Talmer board of directors who shall be appointed to the board of directors of the surviving corporation. The Merger Agreement provides that the surviving corporation’s board of directors shall cause the five directors who previously served on the Talmer board of directors to be nominated for election at the 2017 annual meeting of shareholders of the surviving corporation.

The Merger Agreement provides that David Ramaker will continue as Chief Executive Officer of the surviving corporation and Chairman, Chief Executive Officer and President of the surviving bank, and Lori Gwizdala, will continue as the Chief Financial Officer of the surviving corporation and the surviving bank.

Pursuant to the Merger Agreement, Gary Torgow, our Chairman, entered into a services agreement with Chemical and Talmer Bank and Trust (that will only become effective at the effective time of the Merger) to serve as Chairman of the surviving corporation. In addition, David Provost, our President and Chief Executive Officer, and Dennis Klaeser, our Chief Financial Officer, each entered into services agreements with Chemical and Talmer Bank and Trust (that will only become effective at the effective time of the Merger) pursuant to which they will continue to serve as employees of Talmer Bank and Trust and to assist in the integration of Talmer and Chemical. Prior to the effective time of the Merger, Thomas Shafer, the President of Talmer Bank and Trust, will enter into an employment agreement with the surviving bank (that will only become effective at the effective time of the Bank Merger) to serve as an Executive Vice President of the surviving bank.

In connection with the Merger Agreement, each of Talmer and Chemical entered into Support Agreements with the respective directors of the other company, in their capacities as shareholders. Each director who is party to a Support Agreement has agreed to vote in favor of the approval of the Merger Agreement, subject to the exceptions set forth in the Support Agreements.

The disclosure under this Item 1.01 is qualified in its entirety by reference to the Merger Agreement, which is filed with this report as Exhibit 2.1 and is incorporated herein by reference. The form of Support Agreement is included as an exhibit to the Merger Agreement and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements regarding Chemical’s and Talmer’s outlook or expectations with respect to the planned strategic partnership, including the expected costs to be incurred and cost savings to be realized in connection with the transaction, the expected impact of the transaction on Chemical’s future financial performance (including anticipated accretion to earnings per share), the assumed purchase accounting adjustments, other key transaction assumptions, and consequences of Talmer’s integration into Chemical. Words such as “anticipated,” “believes,” “estimated,” “expected,” “projected,” “assumed,” “approximately,” “continued,” “should,” “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. Pro forma financial information is not a guarantee of future results and is presented for informational purposes only.

Forward-looking statements are not guarantees of future financial performance and are subject to risks, uncertainties and assumptions (“risk factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Neither Chemical nor Talmer assumes any duty to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Risk factors relating both to the transaction and the integration of Talmer into Chemical after closing include, without limitation:

•
Completion of the transaction is dependent on, among other things, receipt of regulatory approvals and receipt of Talmer and Chemical shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all.

•	The impact of the completion of the transaction on Chemical’s and Talmer’s financial statements will be affected by the timing of the transaction.

•
The transaction may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

•
The integration of Talmer’s business and operations into Chemical, which will include conversion of Talmer’s operating systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Talmer’s or Chemical’s existing businesses.

•
Chemical’s ability to achieve anticipated results from the transaction is dependent on the state of the economic and financial markets going forward. Specifically, Chemical may incur more credit losses than expected and customer attrition may be greater than expected.

In addition, risk factors include, but are not limited to, the risk factors described in Item 1A of each of Talmer’s and Chemical’s Annual Report on Form 10-K for the year ended December 31, 2014. These and other factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a forward-looking statement.

Additional Information about the Transaction

This communication is being made in respect of the Merger involving Talmer and Chemical. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Chemical will file a registration statement on Form S-4 with the Securities and Exchange Commission (SEC) to register the securities that the Talmer shareholders will receive if the transaction is consummated. The registration statement will contain a prospectus for Chemical and a joint proxy statement to be used by Talmer and Chemical to solicit the required approvals of their respective shareholders of the Merger and other relevant documents concerning the transaction. Talmer and Chemical may also file other documents with the SEC concerning the proposed Merger. BEFORE MAKING AN INVESTMENT OR VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TALMER AND CHEMICAL ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROSPECTUS AND JOINT PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TALMER, CHEMICAL AND THE TRANSACTION.  Investors will be able to obtain these documents free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC in connection with the Merger can also be obtained, when available, without charge, at Talmer’s website at http://www.talmerbank.com (which website is not incorporated herein by reference), or by contacting Talmer Bancorp, Inc., 2301 West Big Beaver Road, Suite 525, Troy, Michigan 48084, Attention: Brad Adams, Investor Relations, telephone 248-498-2862, or at Chemical’s website at http://www.chemicalbankmi.com (which website is not incorporated herein by reference), or by contacting Chemical Financial Corporation, 235 East Main Street, P.O. Box 569, Midland, MI 48640-0569, Attention: Ms. Lori A. Gwizdala, Investor Relations, telephone 800-867-9757.

Participants in the Merger Solicitation

Talmer and Chemical, and their respective directors, executive officers, and certain other members of management and employees, may be soliciting proxies from Talmer and Chemical shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of Talmer and Chemical shareholders in connection with the proposed transaction will be set forth in the prospectus and joint proxy statement when it is filed with the SEC. Free copies of this document may be obtained as described above. Information about Talmer’s directors and executive officers can be found in Talmer’s definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the SEC on April 27, 2015, and other documents subsequently filed by Talmer with the SEC. Information about Chemical’s directors and executive officers can be found in Chemical’s definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the SEC on March 6, 2015, and other documents subsequently filed by Chemical with the SEC. Additional information regarding the interests of such participants will be included in the prospectus and joint proxy statement and other relevant documents regarding the Merger filed with the SEC when they become available.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2016, Talmer’s board of directors amended and restated Talmer’s bylaws (the “Amended Bylaws”) to add Article VIII, which requires that certain types of actions, including certain actions brought against Talmer or its directors or officers, be brought in courts in Michigan. The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, which is included as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

On January 26, 2016, Talmer and Chemical issued a joint press release announcing the execution of the Merger Agreement. A copy of this press release is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Talmer and Chemical will host a conference call to discuss the Merger, as well as their respective fourth quarter and year-end 2015 earnings, on Tuesday, January 26, 2016 at 11:00 a.m. Eastern Time. Anyone interested may access the conference call on a live basis by dialing toll-free at 1-800-289-0459 and entering 430440 for the participant passcode. The call will also be broadcast live over the Internet hosted on Chemical’s website at www.chemicalbankmi.com under the “Investor Info” section. Both a slideshow presentation and an audio replay of the call will remain available on Talmer’s and Chemical’s websites for at least 14 days.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.    Exhibit

2.1	Agreement and Plan of Merger between Chemical Financial Corporation and Talmer Bancorp, Inc. dated January 25, 2016.*

3.1	Fourth Amended and Restated Bylaws of Talmer Bancorp, Inc.

99.1	Joint Press Release dated January 26, 2016

*Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALMER BANCORP, INC.

Dated: January 26, 2016	By: /s/ David T. Provost
David T. Provost
Chief Executive Officer